UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July _6_, 2010

SouthWest Water Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-8176	95-1840947
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building 624 South Grand Avenue, Suite 2900 Los Angeles, CA 90017-3782
(Address of principal executive offices) (Zip Code)

(213) 929-1800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On July 6, 2010, SouthWest Water Company (the “Company”) issued a press release announcing that it will hold its 2010 Annual Meeting of Stockholders (the “Annual Meeting”) on August 6, 2010.   A copy of the Company’s press release, dated July 6, 2010, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d)

Exhibit	Description
99.1	Press Release, dated July 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY (Registrant)
		By:	/s/ William K. Dix
			Name:	William K. Dix
			Title:	Vice President, General Counsel and Corporate Secretary
Date:	July 6, 2010